Exhibit 99.1

Kadmon to Transfer U.S. Stock Exchange Listing to Nasdaq

NEW YORK, October 13, 2020  – Kadmon Holdings, Inc. (NYSE: KDMN) announced today that it will voluntarily transfer its stock exchange listing from the New York Stock Exchange (NYSE) to the Nasdaq Global Select Market (“Nasdaq”). The Company will retain the “KDMN” ticker with trading on the Nasdaq expected to begin on October 26, 2020.

“Nasdaq is home to an array of leading, innovative biotechnology companies and is a natural fit for Kadmon. We look forward to leveraging Nasdaq’s market infrastructure and potentially broadening our exposure to new constituents following our inclusion in the Nasdaq Biotechnology Index,” said Harlan W. Waksal, M.D., President and CEO of Kadmon. “We are grateful to the NYSE for their services and support as our listing partner.”

About Kadmon

Kadmon is a clinical-stage biopharmaceutical company that discovers, develops and delivers transformative therapies for unmet medical needs. Our clinical pipeline includes treatments for immune and fibrotic diseases as well as immuno-oncology therapies.

Forward Looking Statements

This press release contains forward-looking statements. Such statements may be preceded by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We believe that these factors include, but are not limited to, (i) the initiation, timing, progress and results of our preclinical studies and clinical trials, and our research and development programs; (ii) our ability to advance product candidates into, and successfully complete, clinical trials; (iii) the impact of the COVID-19 pandemic on our business, workforce, patients, collaborators and suppliers, including delays in anticipated timelines and milestones of our clinical trials and on various government agencies who we interact with and/or are governed by; (iv) our reliance on the success of our product candidates; (iv) the timing or likelihood of regulatory filings and approvals, especially in light of the COVID-19 pandemic; (v) our ability to expand our sales and marketing capabilities; (vi) our ability to expand our sales and marketing capabilities; (vii) the commercialization, pricing and reimbursement of our product candidates, if approved; (viii) the implementation of our business model, strategic plans for our business, product candidates and technology; (ix) the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates and technology; (x) our ability to operate our business without infringing the intellectual property rights and proprietary technology of third parties; (xi) costs associated with defending intellectual property infringement, product liability and other claims; (xii) regulatory developments in the United States, Europe, and other jurisdictions; (xiii) estimates of our expenses, future revenues, capital requirements and our needs for additional financing; (xiv) the potential benefits of strategic collaboration agreements and our ability to enter into strategic arrangements; (xv) our ability to maintain and establish collaborations; (xvi) the rate and degree of market acceptance of our product candidates, if approved; (xvii) developments relating to our competitors and our industry, including competing therapies; (xviii) our ability to effectively manage our anticipated growth; (xix) our ability to attract and retain qualified employees and key personnel; (xx) our expected use of cash and cash equivalents and other sources of liquidity; (xxi) the potential benefits of any of our product candidates being granted orphan drug designation; (xxii) the future trading price of the shares of our common stock and impact of securities analysts’ reports on these prices; (xxiii) our ability to apply unused federal and state net operating loss carryforwards against future taxable income; (xxiv) timing of our listing on Nasdaq; and/or (xxv) other risks and uncertainties. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including Kadmon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Investors and security holders are urged to read these documents free of charge on the SEC’s website at www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Contact Information

Ellen Cavaleri, Investor Relations

646.490.2989

ellen.cavaleri@kadmon.com